                      NINTH AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------


                  NINTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of February 5, 1998, among TRANSWORLD HEALTHCARE, INC. (the "Borrower"), the lenders party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks"), and BANKERS
TRUST COMPANY, as Agent (in such capacity, the "Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.


                             W I T N E S S E T H :
                             - - - - - - - - - -

                  WHEREAS, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of July 31, 1996 (as in effect on the date hereof, the "Credit Agreement"); and

                  WHEREAS, the parties hereto wish to amend the Credit Agreement as provided herein;


                  NOW, THEREFORE, it is agreed:

I.       Amendments and Modifications to Credit Agreement.
         -------------------------------------------------

         1. Section 9.05(a) of the Credit Agreement is hereby amended by (i) deleting the second proviso thereto in its entirety and inserting the following new proviso in lieu thereof :

                  " provided further, that so long as no Default or Event of Default then exists the preceding proviso shall not apply during the period from and including the Ninth Amendment Effective Date to and including April 30, 1998;"

and (ii) inserting the word "second" immediately before the phrase "preceding proviso" appearing in the third proviso thereto.

         2. Section 11 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definition:

                  "Ninth Amendment Effective Date" shall have the meaning provided in the Ninth Amendment, dated as of February 5, 1998, to this Agreement.


II.      Miscellaneous Provisions.
         -------------------------

         1. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

                  (a) no Default or Event of Default exists as of the Ninth Amendment Effective Date (as defined below), after giving effect to this Amendment; and

                  (b) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects as of the Ninth Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Ninth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

         2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

         3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

         4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         5. This Amendment shall become effective as of the date (the "Ninth Amendment Effective Date") when the Borrower, each other Credit Party and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its Notice Office. The Agent shall promptly notify the Borrower and the Banks in writing of the Ninth Amendment Effective Date.

         6. From and after the Ninth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                     * * *

                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                        TRANSWORLD HEALTHCARE, INC.,
                                          as Borrower



                                        By /s/ Wayne A. Palladino
                                          -------------------------------------
                                          Title: CFO



                                        BANKERS TRUST COMPANY,
                                          Individually and as Agent



                                        By
                                          -------------------------------------
                                          Title:



                                        THE BANK OF NEW YORK


                                        By
                                          -------------------------------------
                                          Title:

                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                        TRANSWORLD HEALTHCARE, INC.,
                                          as Borrower



                                        By
                                          -------------------------------------
                                          Title:



                                        BANKERS TRUST COMPANY,
                                          Individually and as Agent



                                        By /s/ Patricia Hogan
                                          -------------------------------------
                                          Patricia Hogan
                                          Title: Principal



                                        THE BANK OF NEW YORK


                                        By
                                          -------------------------------------
                                          Title:

                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                        TRANSWORLD HEALTHCARE, INC.,
                                          as Borrower



                                        By
                                          -------------------------------------
                                          Title:



                                        BANKERS TRUST COMPANY,
                                          Individually and as Agent



                                        By
                                          -------------------------------------
                                          Title:



                                        THE BANK OF NEW YORK


                                        By /s/ Vincent P. O'Leary
                                          -------------------------------------
                                          VINCENT P. O'LEARY
                                          Title: SENIOR VICE PRESIDENT

                                        BANQUE PARIBAS



                                        By
                                          -------------------------------------
                                          Title:


                                        By
                                          -------------------------------------
                                          Title:



                                        UNION BANK OF SWITZERLAND,
                                          NEW YORK BRANCH



                                        By /s/ Leo L. Baltz
                                          -------------------------------------
                                          Leo L. Baltz
                                          Title: Director


                                        By /s/ Robert L. Wells
                                          -------------------------------------
                                          Robert L. Wells
                                          Title: Director


                                        FLEET BANK, N.A.


                                        By
                                          -------------------------------------
                                          Title:

Each of the undersigned, each being a Subsidiary Guarantor pursuant to the Credit Agreement referenced in the foregoing Ninth Amendment and a party to various Security Documents, hereby acknowledges and agrees to the foregoing provisions of the Ninth Amendment.

Acknowledged and
Agreed this 5th day
of Februar, 1998.


DERMAQUEST, INC.,
  as a Pledgor



By /s/ Wayne A. Palladino
  ----------------------------
  Title: VP



MK DIABETIC SUPPORT
SERVICES, INC.,
  as a Pledgor



By  /s/ Wayne A. Palladino
  ----------------------------
  Title: VP



THE PROMPTCARE COMPANIES, INC.,
  as a Pledgor



By /s/ Wayne A. Palladino
  ----------------------------
  Title: VP

THE PROMPTCARE LUNG CENTER, INC.,
  as a Pledgor



By /s/ Wayne A. Palladino
  ----------------------------
  Title: VP


STERI-PHARM, INC.,
  as a Pledgor



By /s/ Wayne A. Palladino
  ----------------------------
  Title: VP



TRANSWORLD HOME HEALTHCARE NURSING DIVISION, INC., as a Pledgor



By /s/ Wayne A. Palladino
  ----------------------------
  Title: VP



RESPIFLOW, INC.,
  as a Pledgor


By /s/ Wayne A. Palladino
  ----------------------------
  Title: VP

TRANSWORLD ACQUISITION CORP.,
  as a Pledgor


By /s/ Wayne A. Palladino
  ----------------------------
  Title: VP